Exhibit 99.2

Cendant Corporation Establishes Share Repurchase Plan For Up to
$500 Million of its Common Stock

Company Will Also Explore Alternatives to Complete Part of the Separation
Into Four Independent Entities Earlier than Previously Anticipated

NEW YORK, October 28, 2005 — Cendant Corporation (NYSE: CD) today announced that it has entered into an agreement with a broker-dealer that specifies the parameters under which up to $500 million of open-market repurchases may be made on the Company’s behalf. This purchase plan is designed to comply with Rule 10b5-1 (the “10b5-1 Plan”) under the Securities Exchange Act of 1934, as amended. Repurchases under the 10b5-1 Plan will occur pursuant to the Company’s previously announced and approved share repurchase program.

The Company also stated that it was exploring the possible acceleration of the effectiveness of the previously announced separation of the Company into four independent, publicly traded, pure-play companies. This acceleration may allow the first two spin-offs, Real Estate and Hospitality, to occur in mid-second quarter. There can be no assurances, however, that the plan of separation will be completed on an accelerated time frame.

About Cendant Corporation
Cendant Corporation is primarily a provider of travel and residential real estate services. With approximately 85,000 employees, New York City-based Cendant provides these services to businesses and consumers in over 100 countries. More information about Cendant, its companies, brands and current SEC filings may be obtained by visiting the Company’s Web site at www.cendant.com.

Forward-Looking Statements
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. The Company cannot provide any assurances that the separation or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated. The transaction is subject to certain conditions precedent, including final approval by the Board of Directors of Cendant.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: risks inherent in the contemplated separation and related transactions and borrowings and costs related to the proposed transactions; distraction of the Company and its management as a result of the proposed transactions; changes in business, political and economic conditions in the U.S. and in other countries in which Cendant and its companies currently do business; changes in governmental regulations and policies and actions of regulatory bodies; changes in operating performance; and access to capital markets and changes in credit ratings, including those that may result from the proposed transaction. Other unknown or unpredictable factors also could have material adverse effects on Cendant’s and its companies’ performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Cendant’s 10-Q for the quarter ended June 30, 2005, including under headings such as “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for the Company’s ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Media Contacts:

Elliot Bloom
SVP, Corporate Communications
(212) 413-1832

Investor Contacts:

Sam Levenson
SVP, Corporate and Investor Relations
(212) 413-1834

Henry A. Diamond
Group VP, Investor Relations
(212) 413-1920